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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 30, 2004
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)       Previous Independent Accountants

(i) On November 30, 2004, the company dismissed Radin Glass & Co., LLP ("Radin Glass") as its independent registered public accounting firm.

(ii) The company's Audit Committee recommended and approved the decision to change independent accountants.

(iii) The report of Radin Glass on the company's consolidated financial statements for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Radin Glass on the company's consolidated financial statements for the year ended December 31, 2002 contained a going concern qualification, but was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

(iv) In connection with the audits of the company's consolidated financial statements for the years ended December 31, 2002 and 2003, and during the subsequent interim period through September 30, 2004, there were no disagreements between the company and Radin Glass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin Glass, would have caused Radin Glass to make reference thereto in its report.

(v) There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2002 and 2003, or during the subsequent interim period through September 30, 2004.

(vi) The company requested Radin Glass to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated as of December 2, 2004, is attached hereto as Exhibit 16.1.

(b)       New Independent Accountants

The company's Audit Committee has recommended and approved the hiring of Sherb & Co. LLP ("Sherb") as the company's independent registered public accounting firm effective November 30, 2004. This change was based on the continued growth of the company's Japanese operations.

Sherb has not been utilized by the company in connection with the audits of its consolidated financial statements for the years ended December 31, 2002 and 2003, and during the subsequent interim period through September 30, 2004. The company did not consult with Sherb prior to its engagement regarding any of the matters specified in Item 304(a)(2).

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

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired- None.

          (b) Pro Forma financial information- None.

          (c) Exhibits:

          EXHIBIT NO.                   DESCRIPTION
          -----------                   -----------

             16.1          Letter from Radin Glass & Co., LLP dated
                           December 2, 2004.







                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 2, 2004                IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer




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